UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
May 25, 2017 (May 23, 2017)

GNC HOLDINGS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State of Incorporation)	001-35113 (Commission File Number)	20-8536244 (IRS Employer Identification No.)

300 Sixth Avenue
Pittsburgh, Pennsylvania 15222
(Address of principal executive offices, including zip code)

(412) 288-4600
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company □

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. □
______________________________________________________________________________

Item 5.07    Submission of Matters to a Vote of Security Holders.

On May 23, 2017, GNC Holdings, Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”). The following proposals were considered and voted upon by the Company’s stockholders at the Annual Meeting: (1) the election of seven directors for one-year terms expiring in 2018; (2) the approval, by non-binding vote, of the compensation paid to the Company’s named executive officers in 2016; (3) the approval, by non-binding vote, of the frequency of holding a non-binding, advisory vote to approve the compensation of the Company’s named executive officers, and (4) ratification of the appointment of PricewaterhouseCoopers LLP (“PwC”) as independent auditors for the Company’s fiscal year ending December 31, 2017, as disclosed in the Company’s proxy materials for the Annual Meeting.

1.	The following individuals were elected to serve as directors of the Company. Votes were cast as follows:

Nominee	For	Against	Withheld	Broker Non-Votes
Jeffrey P. Berger	28,339,784	0	642,417	19,598,041
Alan D. Feldman	28,285,501	0	696,700	19,598,041
Michael F. Hines	28,331,657	0	650,544	19,598,041
Amy B. Lane	28,291,179	0	691,022	19,598,041
Philip E. Mallott	28,330,701	0	651,500	19,598,041
Robert F. Moran	28,349,686	0	632,515	19,598,041
Richard J. Wallace	28,340,346	0	641,855	19,598,041

2. The 2016 compensation paid to the Company’s named executive officers was approved by non-binding vote. Votes were cast as follows:

For	Against	Abstain	Broker Non-Votes
27,650,510	1,266,905	64,786	19,598,041

3. The say-on-pay vote to be held annually was approved by non-binding vote. Votes were cast as follows:

1 year	2 years	3 years	Abstain
27,405,369	57,498	1,289,407	229,927

Based on the voting results for this proposal approving an annual advisory vote on executive compensation, the Board affirmed its recommendation and elected at this time to hold future say-on-pay votes on an annual basis, until the next shareholder vote on the frequency of future say-on-pay votes.
4. The appointment of PwC as the Company’s independent auditors for the Company’s fiscal year ending December 31, 2017 was ratified. Votes were cast as follows:

For	Against	Abstain
47,149,335	1,181,105	249,802

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GNC HOLDINGS, INC.

Dated: May 25, 2017	By: /s/ Gavin O'Connor
Gavin O'Connor
VP, Chief Compliance Officer and Secretary